PRS-343 ESMO UPDATE SEPTEMBER 2020

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing for, and outcome of, the additional in-use and compatibility study for PRS-343 as requested by the FDA; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of PRS-343 in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and codevelopment programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, PRS-343, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of PRS-343's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA, including with respect to the additional in-use and compatibility study for PRS-343, and the resolution of the partial clinical hold relating to that drug candidate; competition in the industry in whichwe operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company's Quarterly Reports on Form 10-Q. 2

4-1BB Agonism Offers Promise of Material Clinical Benefit Unique Attributes of 4-1BB Agonism on Tumor-specific T Cells 9 Increases T-cell proliferation to bolster immune repertoire 9 Enhances cytotoxicity for tumor killing 9 Improves metabolic fitness for increased survival of T cells 9 Drives T-cell memory phenotype for increased durability Pieris’ 4-1BB bispecifics recognize that 4-1BB agonists have proven clinical potency, yet must be kept out of the liver to ensure suitable therapeutic index 3

PRS-343: Proprietary Lead IO Asset HER2-Targeting Antibody Candidate PRS-343 Tumor-targeted 4-1BB agonism and HER2 Function/MoA antagonism Indications HER2+ solid tumors Initiating phase 2 in combination with ramucirumabab Development and paclitaxel in second line gastric Commercial Rights Fully proprietary 4-1BB-Targeting Anticalin Proteins 4

PRS-343 Localizes 4-1BB Agonism Within HER2+ Tumors HER2-targeting Antibody HER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates HER2+ 4-1BB cross-linking Tumor Cell PRS-343 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for Tumor-specific T-cell expansion T Cell 4-1BB-targeting Anticalin Proteins 5

Monotherapy and Combination Studies: Enabled Meaningful Clinical Characterization of PRS-343 Snapshot Mono Dose Combo Dose Dose Cohort* Cohort** (mg/kg) • Patients with HER2+ solid tumors • Monotherapy and combination with atezolizumab 1 0.0005 • Data updates presented at ESMO 2020 2 0.0015 3 0.005 4 0.015 5 1 0.05 Primary Objectives Secondary Objectives 6 2 0.15 • Characterize safety profile • Characterize PK profile 7 3 0.5 • Identify MTD or RP2D • Investigate dosing schedule 8 4 1 • Assess potential 9 5 2.5 immunogenicity and PD effects 10 6 5 11 7 8 • Investigate efficacy 11 (b) 8 11 (c) 8 12 (b) 12 13 (b) 18 Schedule 1: Q3W dosing on day 1; 21-day cycle Obinutuzumab + 11(b) 8 ACTIVE Schedule 2 (b): Q2W dosing on days 1, 15; 28-day cycle SCHEDULES Schedule 3 (c): Q1W dosing on days 1, 8, 15; 21-day cycle 9-13b: active dose cohorts in mono study In combination with atezolizumab: Q3W dosing on day 1; 21-day cycle *Additional dose cohorts enrolling in monotherapy study **1200mg flat dose of atezolizumab 6

Baseline Characteristics : Monotherapy and Combination with Atezolizumab All Subjects (n = 74, 41) In Combination with In Combination with Characteristic Monotherapy; n (%) Primary Cancer Type Monotherapy; n (%) Atezolizumab; n (%) Atezolizumab; n (%) Age, Median (range) 63 (24–92) 59 (26-87) Gastroesophageal 27 (36%) 7 (17%) Gender F 44 (59%) 23 (56%) Breast 16 (22%) 12 (29%) M 30 (41%) 18 (44%) Colorectal 10 (14%) 5 (12%) ECOG PS* 0 19 (26%) 12 (29%) Gynecological 9 (12%) 4 (10%) 1 55 (74%) 18 (44%) Prior Therapy Lines Biliary Tract 7 (9%) 6 (15%) 19 (12%) 5 (12%) Non-Small Cell Lung - 4 (10%) 2 10 (14%) 7 (17%) 3 15 (21%) 6 (15%) Bladder 2 (3%) 1 (2%) 4 11 (15%) 6 (15%) 5+ 28 (38%) 17 (41%) Pancreatic 1 (1%) 1 (2%) Median no. of anti-HER2 Other – Cancer Treatments 1 (1%) 1 (2%) of Unknown Origin Breast 7 3-4 Other – Salivary Duct 1 (1%) - Gastric 3 1 *Combination trial enrolled ECOG 2 patients as well (not shown on this chart) Data cut-off: 27-Jul-20 7

Monotherapy 8

Treatment-Related Adverse Events (Monotherapy Trial) All Subjects Monotherapy Occurred in > 1 Patient n = 145 (%) % Grade 3 Infusion Related Reaction 27 (19%) 3 (2%) Fatigue 11 (8%) 1 (1%) Nausea 11 (8%) Vomiting 8 (6%) Chills 8 (6%) Anemia 2 (1%) 1 (1%) Arthalgia 2 (1%) Asthenia 2 (1%) Cough 2 (1%) Decreased appetite 2 (1%) Diarrhea 6 (4%) Dizziness 2 (1%) Dyspnoea 3 (2%) Flushing 5 (3%) 2 (1%) Non-cardiac chest pain 4 (3%) Paraesthesia 3 (2%) 1 (1%) Pruritis 3 (3%) Rash 2 (1%) One TRAE above Grade 3: Grade 4 Infusion Related Reaction in cohort 10 (5mg/kg PRS-343, Q3W). Data cut-off: 27-Jul-20 9

Summary of Responses of PRS-343 in Monotherapy Based on clinical data, serum concentration of > 20 μg/ml defines active dose range (beginning at Cohort 9) Cohort 13b 12b 11c Obi 11b 11 10 9 Total 18 mg/kg, 12 mg/kg, 8 mg/kg, 8 mg/Kg, 8 mg/kg, 8 mg/kg, 5 mg/kg, 2.5 mg/kg, Best Response Q2W Q2W QW Q2W Q2W Q3W Q3W Q3W Evaluable Patients 3242746533 CR 1-- ----1 PR --- 3---3 SD - -11333213 ORR 33% 0% 0% 0% 43% 0% 0% 0% 12% DCR 33% 0% 25% 50% 86% 75% 50% 40% 52% Data cut-off: 27-Jul-20 10

Increase in CD8+ T Cells and Circulating Soluble 4-1BB Support 4-1BB Engagement by PRS-343 Biopsy Biopsy Pre-dose PRS-343 PRS-343 Post-dose (Cycle 1 Day 1) (Cycle 2 Day 1) (Cycle 2 Days 2-8) * 10/25 patients 21/43 patients evaluated evaluated 30000 6 * Unpaired 2 tailed t- SD≥C6 test 20000 5 P<0,05 PR CR 10000 r 4 PD 6000 m o 3 u 4000 r m tumor area tumor e 2000 u 2 2 [pg/ml]s41BB TT S 0 /mm 1 C1 C3 C4 C1 C3 C4 Fold induction CD8+ Tcells 0 Time (Cycles) Non-Active Dose Active Dose Non-Active Dose Active Dose Cohorts 1-8 Cohorts 9-13b Cohorts 1-8 Cohorts 9-13b Data cut-off: 27-Jul-20 11

Average Time on Treatment with PRS-343 Cohorts 9-11a C2D21 C4D21 C6D21 C8D21 C10D21 C12D21 11 Colorectal 102-033 Cohort 11 (8mg/Kg) 11 Ovarian 102-031 Cohort 10 (5mg/Kg) 11 Bladder 105-002 Cohort 9 (2.5mg/Kg) 11 Gallbladder 108-005 11 CRC 102-027 11 Breast 103-011 Stable Disease 11 Breast 103-009 Disease Progression 10 Endometrial 103-017 X Death 10 Esophageal 106-003 Discontinued (AE) 10 Endometrial 103-013 Discontinued (Clinical 10 Breast 103-010 Progression) 10 CRC 107-011 Discontinued (Patient 10 Salivary Duct 102-025 and/or Physician 10 Gastric 111-005 decision) 10 Gastroesophageal 107-009 9 Colorectal 107-010 9 Bladder 108-002 9 GEJ 107-008 9 Rectal 107-007 9 Gastroesophageal 107-006 9 Esophageal 102-023 Days on Treatment Data cut-off: 27-July-20 12

Average Time on Treatment with PRS-343 Cohorts 11b-13b C2D2 C4D2 C6D2 C8D2 C10D2 C12D2 C14D2 8 8 8 8 8 8 8 13B CRC 102-043 Cohort 13B(18mg/Kg, Q2W) 13B CUP 102-044 Cohort 12B(12mg/Kg, Q2W) 13B Endometrial 102-042 Cohort 11C (8mg/Kg, QW) 13B Ovarian 102-041 Cohort 11B(8mg/Kg, Q2W) 13B Gastric 110-010 Cohort Obi (8mg/Kg, Q2W) 13B GEJ 102-038 13B Colon 103-021 13B GEJ 107-018 13B Gastric 102-036 *12B Breast 110-007 Complete Response Partial Response 12B GEJ 112-004 Stable Disease 12B GEJ 107-014 Disease Progression 11C GEJ 103-022 X Death 11C GEJ 106-006 On Treatment 11C BTC 107-019 Discontinued (AE) 11C CRC 102-035 Discontinued (Clinical Progression) 11C Colon 103-019 Discontinued (Patient and/or Physician 11C Breast 111-006 decision) Obi Gallbladder 110-009 Obi CRC 112-006 * Scan and EOT on same day; RECIST response is presented Obi Endometrial 107-021 Obi Gallbladder 107-020 Obi Cholangio 112-005 11B CRC 102-034 11B GEJ 107-016 11B Esophageal 112-003 11B-->10 Breast 103-016 11B Fallopian 103-012 11B Breast 104-006 11B Gastric 107-012 11B Breast 110-003 Days on Treatment Data cut-off: 11-Aug-20 13

Best Response in Target Lesions (Monotherapy Trial) Cohorts 9-13b Cohort 13B(18mg/Kg, Q2W) Cohort 12B(12mg/Kg, Q2W) 120% Cohort 11C (8mg/Kg, QW) Cohort 11B(8mg/Kg, Q2W) 100% Cohort 11 (8mg/Kg, Q3W) Cohort Obi (8mg/Kg, Q2W) 80% Cohort 10 (5mg/Kg) 60% Cohort 9 (2.5mg/Kg) 40% 20% Stable Disease (20%) 0% -20% Partial -40% Response (-30%) -60% -80% Best change from baseline (%) baseline change from Best -100% Data cut-off: 5-Aug-20 14

Case Study: Gastric Cancer Patient with Confirmed Partial Response Patient Profile, Treatment History and Treatment Outcome Patient Profile Oncology Treatment History Duration Best Response • Cohort 11b | 8 mg/kg every two weeks • 80-year old woman; initial diagnosis in June 2017 • Stage IV gastric adenocarcinoma Trastuzumab, Pembrolizumab + July 2017 – June 2018 Stable Disease • Metastases to liver, lymph node and adrenal glands Capecitabine/oxaliplatin • HER2 IHC 3+; PD-L1 positive (CPS=3) • NGS: ERBB2 amplification, TP53 mutation, alteration Nivolumab with IDO1 inhibitor Aug 2018 – Jan 2019 Stable Disease of CDK12 and SF3B1 (investigational drug) Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C3 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver 14 12 10 9 8 Target 2 Liver 20 16 10 8 9 Target 3 Pancreas 19 16 14 14 14 % Change from Baseline -17% -36% -42% -42% Non-target 1 Lung Present Present Present Present Present Non-target 2 Stomach Present Present Present Present Absent Non-target 3 Stomach Present Present Present Present Absent Data cut-off: 24-Jan-20 15

CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in Responding Gastric Cancer Patient t - e t n n s e i l o m e t P s a a 4 e r B C t CD8Ki67 fold change: 5.8 CD8 fold change: 5.7 1.9 x 2 2000 CD8 pre [n/mm2]: 38 CD8 pre [n/mm ]: 16 3 increase ) 2 100 1500 250 90 2 r 80 ) 2 200 m 1000 o 70 60 u s41BB 150 r m 50 1 s41BB [pg/ml] s41BB e 500 u 100 (n/mm 40 T 30 S Fold Change to Predose 50 20 0 0 CD8 +Ki67+ T cells 10 Baseline 24815Pre C2 0 0 CD8 + T cells (n/mm Timepoint (days) C1 d8 C1 day 2 Pre Post Pre Post C1 predose CD8+ T cell Numbers CD8+ T cell Proliferation Soluble 4-1BB

Case Study #2: Rectal Cancer Patient with Confirmed Complete Response Patient Profile, Treatment History and RECIST Oncology Treatment History Duration Patient Profile • Cohort 13b | 18 mg/kg Q2W Capecitabine + XRT Apr-May 2017 • 59-year-old male; initial diagnosis March 2017 Neoadjuvant Folfox May-Sep 2017 • Stage 4 rectal adenocarcinoma cancer; metastasized to Resection Dec 2017 heart and lung Folfiri/Avastin Mar-Jul 2018 • FoundationOne Her2 amplification; in-house 5FU/Avastin maintenance Aug 2018-May 2019 testing IHC 3+ • MSS, TMB low (2 mt/Mb) Irinotecan/Avastin May-Nov 2019 SBRT Nov 2019 Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Lung 22 13 0 0 % Change -41% -100% -100% from Baseline Non-target 1 - Present Present Absent Absent Data cut-off: 27-Jul-20 17

CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in CR Rectal Cancer Patient



Baseline
C2 Post-treatment
C6 Post-treatment

Tumor

CD8 fold change: **2.3** CD8 pre [n/mm²]: **238**



CD8 + T cells (n/mm²)
700
600
500
400
300
200
100
0
Pre
Post

Serum



s41BB
Fold Change to Baseline
6
4
2
0
Baseline
2
3
4
8
15
Pre C2
Timepoint (days)



s41BB [pg/ml]
6000
4000
2000
0
8.2 x
increase
BLQ
C1 predose
C1 day 2
C2 predose

18

Combination Therapy with Atezolizumab 19

Treatment-Related Adverse Events (Combination Trial) All Subjects Combination with Atezolizumab Occurred in > 1 Patient n = 148 (%) % Grade 3 Infusion Related Reaction 38 (26%) 3 (2%) Fatigue 12 (8%) Nausea 8 (5%) Vomiting 38 (26%) Abdominal pain 2 (1%) Anemia 4 (3%) 2 (1%) Anorexia 2 (1%) Arthalgia 2 (1%) Diarrhea 5 (3%) 1 (1%) Dry mouth 3 (2%) Fever 3 (2%) Lightheadness 2 (1%) Lymphocyte count decreased 3 (2%) 1 (1%) Neutrophil count decreased 3 (2%) 1 (1%) Peripheral sensory neuropathy 2 (1%) Pruritis 4 (3%) Two TRAEs above Grade 3: Grade 4 AST increase, Grade 3 transaminitis, and eventually Grade 5 hepatic failure in cohort 7 (8mg/kg + 1200mg Data cut-off: 27-Jul-20 atezolizumab); Grade 4 hemolytic anemia (unrelated to PRS-343, related to atezolizumab) in cohort 7. 20

Summary of Responses of PRS-343 in Combination with Atezolizumab Cohort 7 6 5 4 Total Best Response 8mg/kg, Q3W 5mg/kg, Q3W 2.5mg/kg, Q3W 1mg/kg, Q3W Evaluable Patients 888327 PR 12-14 SD 41106 ORR 13% 25% 0% 33% 15% DCR 63% 38% 13% 33% 37% Data cut-off: 27-Jul-20 21

Soluble 4-1BB Increases in Active Dose Cohorts & Clinical Benefit is Associated with Tumoral Immune Cell Activation 4-1BB target engagement Soluble 4-1BB in serum CD8+ T cell Numbers CD8+ T cell Proliferation Tumor-localized activity IHC on tumor tissue Patients with prolonged clinical benefit show a trend of increased CD8+ T Substantial increase of s4-1BB is observed in active dose cell numbers, proliferation and elevated cytolytic function in tumor biopsies cohorts (4-7), suggesting PRS-343-mediated target engagement 22

PRS-343 + Atezolizumab Duration of Exposure C2D21 C6D21 C10D21 C14D21 C18D21 C22D21 C24D21 Ovarian 102-122 Cohort 7 (8mg/kg) Bladder 111-111 BCA 102-120 Cohort 6 (5mg/kg) NSCLC 113-104 Cohort 5 (2.5mg/kg) Ovarian 112-106 Lung 107-104 Cohort 4 (1mg/kg) Gallbladder 107-103 CUP 102-115 Rectal 113-102 Partial Response BCA 108-105 Stable Disease Gastric Cancer 102-123 Rectal 102-121 Disease Progression GEJ 112-107 BCA 102-116 Death NSCLC 111-110 X On Treatment GEJ 102-114 Esophageal 114-101 Discontinued (AE) Rectal 112-101 Discontinued BCA 108-101 BCA 112-102 (Clinical NSCLC 107-109 Progression) GYN 111-112 Discontinued GYN 108-106 Pancreatic 113-101 (Patient and/or CHOL 108-102 Physician decision) CRC 111-107 Discontinued BCA 102-113 *BCA 102-112 (Disease Rectal 102-111 Progression) GEJ 102-109 Gallbladder 107-107 * Scan and EOT Cholangiocarcinoma 107-105 BCA 102-105 on same day; BCA 111-106 RECIST response Gallbladder 102-104 is presented DAYS ON TREATMENT | Data Cut: 18-AUG-2020 23

Best Response in Target Lesions (Combination Study) Cohorts 4-7 Cohort 7 (8mg/Kg) Cohort 6 (5mg/Kg) ) Cohort 5 (2.5mg/Kg) Cohort 4 (1.0mg/Kg) % 100% ( e 80% n i l e 60% s a B 40% m Stable Disease 20% o r (20%) f 0% e g n -20% a Partial h -40% Response (-30%) C t s -60% e B -80% -100% Data cut-off: 27-Jul-20 24

Case Study: Breast Cancer Patient with Stable Disease (Update) Patient Profile, Treatment History and RECIST Oncology Treatment History Duration Patient Profile: Trastuzumab/Docetaxel/ Sep 2011-Jul 2013 • Cohort 6 | 5 mg/kg Q3W + 1200mg atezolizumab Tamoxifen/Carboplatin • 52-year-old male; Initial diagnosis July 2011 • Stage 2 Invasive Ductal Breast Cancer Trastuzumab/Pertuzumab/Vinorelbine Aug 2013-Jan 2016 • FISH HER2/CEP17 ratio 2.4, HER2 copy number 4.8 T-DM1/Fulvestrant Nov 2017-Mar 2018 In-house testing IHC2+, FISH+ • PD-L1 low in pre-treatment and high in post treatment biopsy Capecitabine/Lapatinib Mar 2018 Palbociclib/Arimidex Apr-May 2019 Lesion Size (mm) Lesions Lesion Site C2 Post- C4 Post- C6 Post- C8 Post- C12 Post- C16 Post- Baseline treatment treatment treatment treatment treatment treatment right pulmonary Target 1 16 18 15 13 13 6 5 ligament lymph node % Change +12.5% -6% -19% -19% -63% -69% from Baseline Non-target 1-4 - Present Present Present Present Present Present Present Data cut-off: 27-Jul-20 25

Tumoral and Circulating s4-1BB Increase Post-Treatment in PR Breast Cancer Patient CD8+ T cell Numbers CD8+ T cell Proliferation Soluble 4-1BB 2 2 4000 1200 150 + 1000 2 3000 800 100 Ki67 T cells / 600 + 2000 + 400 50 cells per mm2 1000 200 Absolute numbers of numbers Absolute tumor mm 0 mm per cells T CD8+Ki67+ Absolute numbers of CD8+ T CD8+ of numbers Absolute 0 0 s4-1BB [pg/ml] Abs. CD8 Abs. CD8 Pre Post T cells / tumor mm T cells Pre Post C C C Pre treatment Pre treatment Post-treatment Post-treatment 1 3 4 CD8+ T cell numbers, proliferation, cytolytic molecules and s4-1BB increase post-treatment, demonstrating 4-1BB arm activity of PRS-343 26

Summary Acceptable safety profile at all doses and schedules tested in monotherapy as well as in combination with atezolizumab Demonstrated durable anti-tumor activity in heavily pre-treated patient population across multiple tumor types, including those usually not responsive to immune therapy; novel and non-redundant MoA among HER2-targeting therapies and checkpoint inhibition Showed a clear increase in CD8+ T cell numbers and proliferative index in the tumor microenvironment of responders Soluble 4-1BB increase demonstrates activity of the 4-1BB arm of the molecule 2L HER2+ gastric cancer trial in combination with paclitaxel and ramucirumab in preparation 27

Phase 2 PoC Study in 2nd Line Gastric Cancer Phase 2 Initiation PRS-343 in combination with ramucirumab and paclitaxel for 2nd-line HER2+ gastric cancer Clinical trial collaboration with Eli Lilly and Company; Lilly to supply ramucirumab GC 2L PIVOTAL TRIAL Single-arm, up to 60 patients Primary endpoints: ORR and DCR HER2+ subgroup from RAINBOW trial as comparator enriched w/ RWD 28

PRS-343 PoC Trial Considers Several Value-driving Elements

Factor	Impact
Biology: Synergistic MoA in IO-amenable Patients	• Vasculature normalization from ramucirumab for improved environment for T-cell infiltration • Tumor debulking and antigen release from paclitaxel for improved disease control and enhanced immune priming
Regulatory: Additive to Standard of Care	• Straightforward path from PoC to pivotal • Reduced patient enrollment hurdles compared to monotherapy study
Commercial: Meaningful Beachhead Indication	• Second line gastric cancer market size in US, EU5, and JP is up to $1.7B • Upside in several other tumors

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Pieris Pharmaceuticals 255 State Street Zeppelinstraße 3 Boston, MA 02109 85399 Hallbergmoos USA Germany IR: kelman@pieris.com BD: BD@pieris.com NASDAQ: PIRS www.pieris.com